Exhibit 99.1

LETTER OF TRANSMITTAL

OF

FREEPORT-MCMORAN COPPER & GOLD INC.

OFFER TO EXCHANGE

ANY AND ALL OUTSTANDING 2.375% SENIOR NOTES DUE 2018, 3.100% SENIOR NOTES DUE 2020, 3.875% SENIOR NOTES DUE 2023 AND 5.450% SENIOR NOTES DUE 2043

FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 2.375% SENIOR NOTES DUE 2018, 3.100% SENIOR NOTES DUE 2020, 3.875% SENIOR NOTES DUE 2023, AND 5.450% SENIOR NOTES DUE 2043, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

PURSUANT TO THE PROSPECTUS DATED                     , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON                     , 2013 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The exchange agent for the exchange offer is:

U.S. Bank National Association

By Mail or Hand:

By First Class Mail: U.S. Bank National Association Attn: Specialized Finance 60 Livingston Avenue – EP-MN-WS2N St. Paul, MN 55107-2292	By Courier or Overnight Delivery: U.S. Bank National Association Attn: Specialized Finance 111 Fillmore Avenue St. Paul, MN 55107-1402

By Facsimile:

(eligible institutions only)

(651) 495-8158

Attn: Specialized Finance

Confirm by Email:

escrowexchangepayments@usbank.com

For additional information by telephone or email:

(713) 235-9206

mauri.cowen@usbank.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ACCOMPANYING SUBSTITUTE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 8.

DESCRIPTION OF OLD NOTES (See Instructions 2 and 3.) List below the principal amount of old notes (as defined below) to which this letter of transmittal relates.

Name(s) and address(es) of holder(s) (Please fill in, if blank)	Principal Amount of Old Notes	Principal Amount of Old Notes Tendered (if less than all) (*)

(*)	Old notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Unless otherwise indicated above, it will be assumed that ALL old notes held by the undersigned are being tendered. See Instruction 3.

The undersigned acknowledges that he, she or it has received and reviewed this letter of transmittal (the “letter”) and the prospectus dated                     , 2013 (as the same may be amended, supplemented or modified from time to time, the “prospectus”), of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), which together constitute its offer to exchange up to $1,500,000,000 aggregate principal amount of its 2.375% Senior Notes due 2018, up to $1,000,000,000 aggregate principal amount of its 3.100% Senior Notes due 2020, up to $2,000,000,000 aggregate principal amount of its 3.875% Senior Notes due 2023 and up to $2,000,000,000 aggregate principal amount of its 5.450% Senior Notes due 2043 (collectively, the “new notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 2.375% Senior Notes due 2018, 3.100% Senior Notes due 2020, 3.875% Senior Notes due 2023 and 5.450% Senior Notes due 2043 (collectively, the “old notes” and together with the new notes, the “notes”), from the registered holders thereof (each, a “holder” and, collectively, the “holders”), upon the terms and subject to the conditions set forth in the prospectus and this letter (such exchange offer, the “exchange offer”). Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

For each old note accepted for exchange, the holder of such old note will receive a new note having a principal amount equal to that of the surrendered old note. The new notes will accrue interest from the most recent date on which interest has been paid on the old notes, or if no interest has been paid, from March 7, 2013. Holders of old notes whose old notes are accepted for exchange will not receive any payment in respect of accrued interest on such old notes. Any old notes not tendered or not accepted for exchange will remain outstanding and continue to accrue interest according to their terms.

This letter is to be completed by a holder of old notes if a tender of old notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the headings “The Exchange Offer—Procedures for Tendering Old Notes” in the prospectus, and in accordance with the Automated Tender Offer Program (“ATOP”) established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. See Instruction 1.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

BOOK-ENTRY TRANSFER

COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY

Name(s) of Tendering Institution(s)

Account Number(s)

Transaction Code Number(s)

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such new notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive new notes, it represents that the old notes to be exchanged for the new notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of old notes described above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered hereby, the undersigned hereby assigns, transfers and exchanges to the Company all right, title and interest in and to such old notes as are being tendered hereby for a like principal amount of new notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent, attorney-in-fact and proxy with respect to old notes tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the old notes to be assigned, transferred and exchanged. The undersigned is aware that the exchange agent also acts as the agent of the Company.

The undersigned hereby represents and warrants: (1) that the undersigned has full power and authority to tender, sell, assign and transfer the old notes; (2) that when such old notes are accepted for exchange, the Company will acquire good and unencumbered title to such old notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim and such old notes will not have been transferred to the Company in violation of any contractual or other restriction on the transfer thereof; (3) that any new notes acquired in exchange for old notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such new notes, whether or not such person is the undersigned; (4) that neither the holder of such old notes nor any such other person is participating in, intends to participate in, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of old notes or new notes; (5) that neither the holder of such old notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company; and (6) that neither the holder of such old notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The undersigned acknowledges that the exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties; that the new notes issued pursuant to the exchange offer in exchange for the old notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is a broker-dealer or an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such new notes are acquired in the ordinary course of such holder’s business, at the time of commencement of the exchange offer such holder has no arrangement or understanding with any person to participate in a distribution of such new notes, and such holder is not engaged in, and does not intend to engage in, a distribution of such new notes. However, the SEC has not considered the exchange offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as made in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in a distribution of new notes and has no arrangement or understanding to participate in a distribution of new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for old notes, it represents that the old notes to be exchanged for the new notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the new notes (other than a resale of new notes received in exchange for an unsold allotment from the original sale of the old notes) with the prospectus. The prospectus may be used by certain broker-dealers (as specified in the registration rights agreements referenced in the prospectus) for a period of time, starting on the expiration date and ending on the close of business 180 days after the expiration date in connection with the sale or transfer of such new notes. The Company has agreed that, for such period of time, it will make the prospectus available to such a broker-dealer that elects to exchange old notes, acquired for its own account as a result of market-making or other trading activities, for new notes pursuant to the exchange offer for use in connection with any resale of such new notes. By tendering in the exchange offer, each broker-dealer that receives new notes pursuant to the exchange offer acknowledges and agrees to notify the Company prior to using the prospectus in connection with the sale or transfer new notes and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the prospectus untrue in any material respect or which requires the making of any changes in the prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the prospectus until (1) the Company has amended or supplemented the prospectus to correct such misstatement or omission and (2) either the Company has furnished copies of the amended or supplemented prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented prospectus as filed with the SEC. Except as described above, the prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of new notes. A broker-dealer that would receive new notes for its own account for its old notes, where such old notes were not acquired as a result of market-making activities or other trading activities, will not be able to participate in the exchange offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby.

All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Tenders of old notes made pursuant to the exchange offer are irrevocable, except that old notes tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. See information described under the heading “The Exchange Offer—Withdrawal Rights” in the prospectus.

The undersigned understands that tender of old notes pursuant to any of the procedures described under the heading “The Exchange Offer—Procedures for Tendering Old Notes” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the prospectus, including the undersigned’s representation that the undersigned owns the old notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the old notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the new notes, and, if applicable, old notes not tendered or not accepted for exchange, by crediting the account indicated above maintained at the book-entry transfer facility.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

SIGNATURE(S) OF OWNER(S)

Area Code and Telephone Number

Dated:                     , 2013

If a holder is tendering an old note, this letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on a security position listing of the holder(s) of the old note or by any person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED BY INSTRUCTION 4)

SIGNATURE(S) GUARANTEED BY

AN ELIGIBLE INSTITUTION:

(AUTHORIZED SIGNATURE)

Name:

Capacity (full title):

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                     , 2013

(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION 8.)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed ONLY if new notes are to be issued, or if old notes not tendered or not accepted for exchange are to be returned, by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue: New notes and/or old notes to:

Name(s):

(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

(INCLUDE ZIP CODE)
(Tax Identification or Social Security No.) (See Substitute Form W-9 Included Herein)
(BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER(S))

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE

ANY AND ALL OUTSTANDING 2.375% SENIOR NOTES DUE 2018, 3.100% SENIOR NOTES DUE 2020, 3.875% SENIOR NOTES DUE 2023 AND 5.450% SENIOR NOTES DUE 2043,

ISSUED ON MARCH 7, 2013, OF FREEPORT-McMoRan COPPER & GOLD INC. FOR

2.375% SENIOR NOTES DUE 2018, 3.100% SENIOR NOTES DUE 2020, 3.875% SENIOR NOTES DUE 2023 AND 5.450% SENIOR NOTES DUE 2043, OF FREEPORT- McMoRan COPPER & GOLD INC.,

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1. Delivery of this Letter and Old Notes. This letter is to be completed by holders of old notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under the heading “The Exchange Offer—Procedures for Tendering Old Notes” in the prospectus and an Agent’s Message (as defined below) is not delivered. Book-Entry Confirmation (as defined below), as well as a properly completed and duly executed letter (or manually signed facsimile hereof) and any other documents required by this letter, must be received by the exchange agent at the address set forth herein on or prior to the expiration date. Old notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this letter. “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the exchange agent and forming a part of a Book-Entry Confirmation, which message states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the old notes which are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the letter and that the Company may enforce the letter against such participant. “Book-Entry Confirmation” means a timely confirmation of book-entry transfer of old notes into the exchange agent’s account at the book-entry transfer facility.

THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS MADE BY MAIL, IT IS RECOMMENDED THAT THE MAILING BE BY REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT’S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

2. Inadequate Space. If the space provided in the box captioned “Description of Old Notes” above is inadequate, the principal amount of old notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this letter.

3. Partial Tenders. Old notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If fewer than all of the old notes listed in the box captioned “Description of Old Notes” above are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of old notes to be tendered in the box entitled “Description of Old Notes—Principal Amount of Old Notes Tendered (if less than all).” A book-entry representing the balance of non-tendered old notes will be sent to such tendering holder(s), unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

4. Signatures on this Letter; Bond Powers. If this letter is signed by a participant in the book-entry transfer facility, the signature must correspond exactly with the name as it appears on the security position listing of the holder of old notes.

If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter.

If this letter is signed by the registered holder(s) of the old notes specified herein and tendered hereby, no separate bond powers are required unless the new notes are to be issued, or any untendered old notes are to be reissued, to a person other than the registered holder. Signatures on such bond power(s) must be guaranteed by an eligible institution (as defined below).

If this letter is signed by a person other than the registered holder(s) of old notes specified herein, the old notes must be accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) appear(s) on the security position listing of the holder of old notes, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the old notes may require in accordance with the restrictions on transfer applicable to the old notes. Signatures on such bond power(s) must be guaranteed by an eligible institution.

If this letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of such persons’ authority to so act, unless such submission is waived by the Company.

SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM THAT IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY THAT IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE STOCK EXCHANGE MEDALLION PROGRAM (“SEMP”) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (“MSP”), OR ANY OTHER “ELIGIBLE GUARANTOR INSTITUTION” (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD NOTES, INCLUDING ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES, WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” IN THIS LETTER, OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

5. Special Issuance and Delivery Instructions. Tendering holders of old notes should indicate in the applicable box the name and address to which new notes issued pursuant to the exchange offer and/or old notes not exchanged are to be issued, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering old notes by book-entry transfer may request that old notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate herein. If no such instructions are given, such old notes not exchanged will be returned to the name and address of the person signing this letter.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay any transfer taxes with respect to the transfer of old notes to it or its order pursuant to the exchange offer. If, however, new notes or substitute old notes not exchanged are to be issued in the name of any person other than the registered holder(s) of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person(s) signing this letter, or if a transfer tax is imposed for any reason other than the transfer of old notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other person) payable on account of the transfer to such person will be payable by the holder(s) tendering hereby. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder(s).

7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

8. Taxpayer Identification Number; Backup Withholding; Substitute Form W-9. U.S. federal income tax laws generally require that a tendering holder provide the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, Request for Taxpayer Identification Number and Certification, below (the “Substitute Form W-9”) or otherwise establish a basis for exemption from backup withholding. In the case of a holder who is an individual, the TIN is his or her social security number. If the tendering holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the exchange agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on all reportable payments made to the tendering holder after the exchange. The current backup withholding rate is 28%. If withholding results in an overpayment of taxes, the holder may obtain a refund from the IRS.

Exempt holders of the notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the IRS Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, or (b) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified such holder that such holder is no longer subject to backup withholding. If the notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN and write “Applied For” in the space reserved for the TIN, as shown on Substitute Form W-9. Note: Writing “Applied For” on the Substitute Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the exchange agent.

A tendering holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the exchange agent at the address on the face of this letter of transmittal.

FAILURE TO COMPLETE SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT (1) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS

LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE CODE, (2) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS LETTER OF TRANSMITTAL AND (3) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.

9. Withdrawal Rights. Except as otherwise provided herein, tenders of old notes may be withdrawn at any time prior to 11:59 p.m., New York City time, on the expiration date. For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the exchange agent at the address set forth above prior to 11:59 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (a) specify the name of the person who tendered the old notes to be withdrawn, (b) identify the old notes to be withdrawn, including the aggregate principal amount of such old notes, specify the number of the account at the book-entry transfer facility from which the old notes were tendered and specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn old notes and otherwise comply with the procedures of such facility; (c) contain a statement that such holder is withdrawing its election to have such old notes exchanged; (d) specify the name in which such old notes are registered, if different from that of the person who tendered the old notes.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties.

Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no new notes will be issued with respect thereto unless the old notes so withdrawn are validly retendered. Properly withdrawn old notes may be retendered by following the procedures described above at any time on or prior to 11:59 p.m., New York City time, on the expiration date.

Any old notes tendered by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures set forth under the headings “The Exchange Offer—Procedures for Tendering Old Notes” in the prospectus will be credited to an account maintained with the book-entry transfer facility for the old notes as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer.

10. Requests For Assistance and Additional Copies. Questions and requests for assistance regarding this letter, as well as requests for additional copies of the prospectus, this letter, and other related documents may be directed to the exchange agent at its address and telephone number set forth on the front of this letter.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS

SUBSTITUTE FORM W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number
Department of the Treasury Internal Revenue Service

PART 2—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

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PART 3—Awaiting TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date in this form, 28% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

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